UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

SunGard Data Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12989	51-0267091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

680 East Swedesford Road, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (484) 582-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On May 17, 2005, SunGard Data Systems Inc. (the “Company”) issued a press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m., New York City time, on May 16, 2005, in connection with the Company’s pending acquisition by a consortium of private equity investment firms.

A copy of the press release issued by the Company announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is filed as an exhibit hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated May 17, 2005, of SunGard Data Systems Inc., announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.
(Registrant)

By:	/s/ Michael J. Ruane
Name:	Michael J. Ruane
Title:	Senior Vice President-Finance and Chief Financial Officer

Date: May 17, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 17, 2005, of SunGard Data Systems Inc., announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

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